AGENDA AND WEBCAST INFORMATION FOR
HARRIS & HARRIS GROUP’S MORNING OF
PORTFOLIO COMPANY PRESENTATIONS AND ANNUAL MEETING,
TOMORROW, TUESDAY JUNE 7, 2016, THE NEW YORK GENOME CENTER

NEW YORK, NY—June 6, 2016— Harris & Harris Group, Inc. (NASDAQ: TINY), an investor in transformative companies enabled by disruptive science, reminds shareholders and interested participants that it will be hosting a morning of presentations by four of its portfolio companies, D-Wave Systems, Inc., HZO, Inc., Metabolon, Inc., and ORIG3N, Inc., tomorrow, Tuesday, June 7, 2016, at the New York Genome Center, 101 Ave of the Americas, New York, NY 10013, from 8:30 a.m. to 12:00 p.m. ET. These presentations will be followed by Harris & Harris Group’s Annual Meeting of Shareholders which the Board of Directors has set for the same day, June 7, 2016, beginning at 12:00 p.m. ET. The portfolio company presentations and the business portion of the Annual Meeting of Shareholders will be webcast at https://livestream.com/accounts/19734872/HarrisAndHarrisGroup. The current agenda for the meeting is as follows:

8:30am: Breakfast and Networking
9:15am: Welcome Remarks
9:20am: H&H Co-Investment Partners Presentation
9:35am: HZO Presentation
10:00am: D-Wave Presentation
10:25am: Metabolon Presentation
10:50am: ORIG3N Presentation
11:10am: Precision Health & Medicine Presentation
11:30am: Tours of NY Genome Center and Networking
12:00pm: Harris & Harris Group Annual Meeting of Shareholders

Detailed information about Harris & Harris Group and its holdings can be found on its website at www.HHVC.com and on Facebook at www.facebook.com/harrisharrisvc.

About Harris & Harris Group
Harris & Harris Group is a publicly traded, internally managed business development company that builds transformative companies from disruptive science. Detailed information about Harris & Harris Group and its holdings can be found on its website at www.HHVC.com, on Facebook at www.facebook.com/harrisharrisvc and by following on Twitter @harrisandharrisgroup.

About ORIG3N, Inc.
ORIG3N is a biotechnology company developing a breakthrough disease-modeling platform targeting rare genetically inherited diseases. By advancing screening projects using iPSC-derived differentiated cells and rapidly delivering the resulting data to inform therapeutic decisions, ORIG3N will replace trial and error guess work of treating disease and enable longer, healthier lives. The founders are serial entrepreneurs who’s previous venture, ArtusLabs, was acquired by PerkinElmer in 2011. For more information, visit: www.orig3n.com.

About D-Wave Systems, Inc.
D-Wave Systems is a quantum computing company. Its mission is to integrate new discoveries in physics, engineering, manufacturing and computer science into breakthrough approaches to computation to help solve some of the world's most complex challenges. The company's quantum computers are built using a novel type of superconducting processor that uses quantum mechanics to massively accelerate computation. D-Wave's customers include some of the world's most prominent organizations including Lockheed Martin and Google, whose system is hosted at NASA's Ames Research Center. With headquarters near Vancouver, Canada, D-Wave U.S. is based in Palo Alto, California. D-Wave has a blue-chip investor base including Bezos Expeditions, BDC Capital, DFJ, Goldman Sachs, Growthworks, Harris & Harris Group, In-Q-Tel, International Investment and Underwriting, and Kensington Partners Limited. For more information, visit: www.dwavesys.com.

About HZO, Inc.
HZO is a technology solutions and licensing company that protects electronics from damage caused by liquid submersion, corrosive environments, humidity, sweat, dust and debris. The company provides a powerful thin-film technology for electronics' manufacturers and device makers in sectors ranging from consumer and automotive to LEDs and industrial. With an emphasis on building its patent portfolio and over 150 unique product validations, HZO enables product design freedom and creates product differentiation by performing reliably well beyond defined electronics testing standards like IPX7. With scalable end-to-end solutions that support mass volume production, and a world-class technical team dedicated to innovation and customer success, HZO works with top brands like Motorola, Dell, Nike and Deutsche Telekom to deliver electronics that can be used in all conditions and environments. For more information and contact info, visit http://www.hzo.com.

About Metabolon, Inc.
Metabolon is a health technology company focused on metabolomics – a powerful tool for assessing health. Its proprietary platforms and informatics are delivering biomarker discoveries, innovative diagnostic tests, breakthroughs in precision medicine, and ground-breaking partnerships in genomics-based health initiatives. Metabolon’s expertise is also accelerating research and product development across the pharmaceutical, biotechnology, consumer products, agriculture and nutrition industries, as well as academic and government organizations. Founded in 2000 and headquartered in Research Triangle Park, North Carolina, the company has conducted more than 4,000 independent and collaborative studies, resulting in over 500 peer-reviewed publications. For more information, please visit www.metabolon.com.

Press Contact:
Daniel B. Wolfe
Harris & Harris Group, Inc.
212-582-0900

Additional Information Regarding Annual Meeting Solicitation
The Company filed a definitive proxy statement and related materials with the Securities and Exchange Commission ("SEC") in connection with its 2016 Annual Meeting of Shareholders (the "Annual Meeting") on April 20, 2016. SHAREHOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ANNUAL MEETING THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. Shareholders are able to obtain a free copy of that definitive proxy statement and other materials that the Company filed with the SEC at the SEC’s website at www.sec.gov. That definitive proxy statement and these other materials are also available free of charge by directing a request to Harris & Harris Group, Inc., Attn: Investor Relations, 1450 Broadway, 24th Floor, New York, NY 10018, or from its website at www.hhvc.com.

The Company, its directors and its named executive officers may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the Annual Meeting. Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s proxy statement filed on April 20, 2016, for the 2016 Annual Meeting of Shareholders. To the extent that holdings of the Company's securities on the part of those individuals have changed since the date of that proxy statement, those changes have been reflected on Statements of Changes in Ownership on Forms 3 or 4 filed with the Securities and Exchange Commission.

Forward-Looking Statements
This press release may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this press release. Please see the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as subsequent filings, filed with the Securities and Exchange Commission for a more detailed discussion of the risks and uncertainties associated with the Company's business, including, but not limited to, the risks and uncertainties associated with venture capital investing and other significant factors that could affect the Company's actual results. Except as otherwise required by Federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties. The references and links to the websites www.HHVC.com, www.dwavesys.com, www.hzo.com, www.metabolon.com, www.orig3n.com, www.sec.gov, www.livestream.com and www.facebook.com have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Harris & Harris Group is not responsible for the contents of third party websites.